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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2005

                            NATIONAL FUEL GAS COMPANY
             (Exact name of registrant as specified in its charter)

        New Jersey                    1-3880                     13-1086010
(State or other jurisdiction   (Commission File Number)       (IRS Employer or
    of incorporation)                                        Identification No.)

    6363 Main Street, Williamsville, New York               14221
     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (716) 857-7000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement

         On March 28, 2005, the Compensation Committee of the Board of Directors of National Fuel Gas Company (the "Company") approved and adopted short-term incentive goals for fiscal year 2005 for executive officers James A. Beck, Dennis J. Seeley and David F. Smith. Mr. Beck is President of Seneca Resources Corporation. Effective April 1, 2005, Mr. Seeley is Vice President of the Company and President of National Fuel Gas Distribution Corporation. Also effective April 1, 2005, Mr. Smith is Vice President of the Company, President of National Fuel Gas Supply Corporation and President of Empire State Pipeline. These officers will earn a bonus for fiscal year 2005 depending upon their performance relative to their goals. Bonus amounts pursuant to this arrangement can range from zero to 130% of salary, with a target bonus of 65% of salary. The Compensation Committee may approve other compensation or awards at its discretion.

         Mr. Beck's goals relate to oil and natural gas production volume (weighted as 30% of the goal formula), reserve replacement (weighted 30%), finding and development costs (weighted 20%), and lease operating expense and general and administrative expense per Mcfe (weighted 20%).

         Mr. Seeley's goals relate to corporate earnings per share (weighted as 50% of the goal formula), customer service and safety (weighted 20%), particular expansion projects (weighted 15%), and the profitability, production and reserve replacement of a division of the Company's Exploration and Production segment (weighted 15%).

         Mr. Smith's goals relate to corporate earnings per share (weighted as 50% of the goal formula), customer service and safety (weighted 20%), particular expansion projects (weighted 20%), and execution of the Company's plans with respect to certain immaterial, non-core assets (weighted 10%).

         In addition, on March 29, 2005, the Compensation Committee awarded non-qualified stock options under the National Fuel Gas Company 1997 Award and Option Plan (the "Plan") to various employees of the Company and its subsidiaries, including the following executive officers: Philip C. Ackerman, 160,000; Karen M. Camiolo, 40,000; Anna Marie Cellino, 30,000; Paula M. Ciprich, 25,000; Donna L. DeCarolis, 25,000; John R. Pustulka, 35,000; James
D. Ramsdell, 15,000; David F. Smith, 60,000; and Ronald J. Tanski, 40,000. The options have an exercise price of $28.155 and become exercisable on June 29, 2005. The options expire March 30, 2015. The form of award letter used for options issued under the Plan is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

             Exhibit 10.1 Form of Award Notice under National Fuel Gas Company 1997 Award and Option Plan


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATIONAL FUEL GAS COMPANY


                                         /s/ James R. Peterson
                                    By:_________________________________
                                             James R. Peterson
                                             Assistant Secretary


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                                  EXHIBIT INDEX

    Exhibit Number     Description

    10.1 Form of Award Notice under National Fuel Gas Company 1997 Award and Option Plan